SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         March 31, 1997



                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                     (re EQCC HOME EQUITY LOAN TRUST 1997-1)
        (Exact name of registrant as specified in governing instruments)

                                           333-20675
   Delaware                                333-17893         59-3433079
(State or other                         (Commission File    (IRS Employer
jurisdiction of                             Number)        Identification
organization)                                                   No.)

        10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 987-5000



          (Former name or former address, if changed since last report)



                         Exhibit Index located at Page 2

Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.         Financial Statements and Exhibits.

                (a)      Financial Statements - Not Applicable

                (b)      Pro Forma Financial Information - Not Applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:
                                                                  Sequentially
  Exhibit                                                           Numbered
  Number                              Exhibit                         Page

+ 1.1(A)   Underwriting Agreement dated as of March 21, 1997                5
           among EQCC Asset Backed Corporation, EQCC
           Receivables Corporation, Salomon Brothers Inc, Lehman
           Brothers Inc., Credit Suisse First Boston Corporation and Prudential Securities Incorporated

+ 1.1(B)   Representations Letter dated as of March 21, 1997               34
           among EquiCredit Corporation of America, EquiCredit
           Corporation/Ala. & Miss., California/EquiCredit
           Corporation, EquiCredit Corporation of In., EquiCredit
           Corporation of Pa., EquiCredit Corporation of SC,
           Salomon Brothers Inc, Lehman Brothers Inc., Credit Suisse
           First Boston Corporation and Prudential Securities
           Incorporated

+ 4.1(A)   Pooling and Servicing Agreement, dated as of March 1,           49
           1997, among EquiCredit Corporation of America, as Servicer,
           EQCC Asset Backed Corporation, EQCC Receivables
           Corporation and First Bank National Association, as Trustee

+ 10.1     Transfer Agreement dated as of March 1, 1997                   583
           among EquiCredit Corporation of America, EquiCredit
           Corporation/Ala. & Miss., California/EquiCredit
           Corporation, EquiCredit Corporation of In., EquiCredit
           Corporation of Pa., EquiCredit Corporation of SC, EQCC
           Asset Backed Corporation and EQCC Receivables
           Corporation

+ 10.3     Custodial Agreement dated as of March 1, 1997 among         1,103
           EquiCredit Corporation of America, EquiCredit
           Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa., EquiCredit Corporation of SC, EQCC Receivables
           Corporation, EQCC Asset Backed Corporation, First Bank
           National Association, as Trustee, and The First National Bank of Boston, as Custodian.

+ Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool have been filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQCC RECEIVABLES CORPORATION

April 11, 1997                              By:  /s/ Terence G. Vane, Jr.
                                            --------------------------
                                           Terence G. Vane, Jr., Vice President


                                           EQCC ASSET BACKED CORPORATION


April 11, 1997                             By:  /s/ Terence G. Vane, Jr.
                                           --------------------------
                                           Terence G. Vane, Jr., Vice President
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